1 BG Staffing, Inc. Taglich Bros. Annual Investment Conference May 2018 (NYSE American: BGSF)

2 This presentation contains forward-looking statements regarding the business, operations and prospects of BG Staffing and industry factors affecting it. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum,” and other words referring to events to occur in the future. These statements reflect BG Staffing’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including: the availability of workers’ compensation insurance coverage at commercially reasonable terms; the availability of qualified temporary personnel; compliance with federal and state labor and employment laws and regulations and changes in such laws and regulations; the ability to compete with new competitors and competitors with superior marketing and financial resources; management team changes; the favorable resolution of current or future litigation; the ability to begin to generate sufficient revenue to produce net profits; the impact of outstanding indebtedness on the ability to fund operations or obtain additional financing; the ability to leverage the benefits of recent acquisitions and successfully integrate newly acquired operations; adverse changes in the economic conditions of the industries, countries or markets that BG Staffing serves; disturbances in world financial, credit, and stock markets; unanticipated changes in national and international regulations affecting the company’s business; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; and continued or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-looking statements. BG Staffing is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains information about BG Staffing’s Adjusted EBITDA, which is not a measure derived in accordance with GAAP and which exclude components that are important to understanding BG Staffing’s financial performance. The definition of Adjusted EBITDA is disclosed in BG Staffing’s Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Investors should recognize that this non-GAAP measure might not be comparable to similarly titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Forward-Looking Statements

3 * As of April 23, 2018 1 Treasury stock method – Quarter Ended April 1, 2018 2 Adjusted TTM EBITDA for the Period Ended April 1, 2018/Annual Dividend Source: Public filings 3 Market Cap + Debt 4 As of and for the Period Ended April 1, 2018 Company Key Statistics Market Statistics Share Price* $19.39 Shares Out - Primary 8.76m Shares Out - Diluted 1 9.09m 52-Week (Intraday) High $20.42 52-Week (Intraday) Low $14.26 Market Cap.* $169m Financial Highlights Quarterly Dividend $0.25 Dividend Yield (Annualized)* 5% Dividend Cover 2 2.9x Enterprise Value* 3 $217m Debt / Adjusted TTM EBITDA 4 1.7x BG Staffing, Inc. is a national provider of professional temporary staffing services across a diverse set of industries.

Seasoned Leadership Team






	L. Allen Baker, Jr.	Dan Hollenbach	Beth Garvey	Adam Tibbets
	President & CEO	CFO	COO	VP of Administration
Year Joined BGSF	2008[1]	2015	2013	2009
Years of Experience	40+	35+	30+	25+
Prior Experience	• EVP & CFO, Impact Confections • EVP & CFO, PDS Technical Services • Controller, Core Laboratories	• CFO, Cybergy Partners • Division Director, Robert Half Management Resources • CFO, Global Employment Solutions • CFO, Imprimis • Sr. Manager, EY	• CEO, InStaff • Human Resources, El Chico Corporation • Human Resources, Madix Store Fixtures	• Manager, Technology Projects, Jones Lang LaSalle • Systems Manager, Staubach Company • IT Director, Impact Confections • IT Director, PDS Technical Services • IT Manager, Pay America

[1] Year joined Board of Directors. Mr. Baker became President & CEO in April 2009

BG STAFFING, INC.
right people right now
4

5 Strong Growth Profile Revenue Adjusted EBITDA ($ in millions) 19.2% 20.0% 22.0% 23.7% 25.1% 24.1% 25.9% Gross Margin % Adjusted EBITDA Margin % 6.6% 6.7% 8.2% 8.9% 9.0% 7.3% 8.1% Source: Annual Report on Form 10-K for fiscal 2017 Quarterly Report on Form 10-Q for Q1 2018 Fiscal Years Ended December Fiscal Years Ended December $151.7 $172.8 $217.5 $253.9 $272.6 $56.8 $66.9 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 $10.0 $11.6 $17.9 $22.6 $24.5 $4.1 $5.4 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 5-YR CAGR: 15.8% 5-YR CAGR: 25.0%

6 2010 2013 October 2014 Listed on NYSE American February 2015 Acquired Donovan & Watkins for $12.0 million 2007 October 2007 Acquired by Taglich Private Equity (undisclosed price) 2015 2012 2011 2014 May 2010 Acquired BG Personnel for $3.0 million December 2010 Acquired JNA Staffing (undisclosed price) November 2011 Acquired Extrinsic for $9.9 million December 2012 Acquired American Partners for $13.2 million May 2013 Acquired InStaff Holdings for $10.0 million April 2017 Acquired Zycron for $23 million September 2015 Acquired Vision Technology Services for $20.8 million Significant Events 2017 zycron September 2017 Acquired SRI for $8 million

7 Segment Brands % of Revenues1 Gross Profit %1 % of Gross Profit $’s 1 Multifamily (apartments) 27.0% 38.1% 39.7% Professional 46.5% 25.3% 45.5% Commercial 26.5% 14.4% 14.8% Three Segments 1 Thirteen Weeks Ended April 1, 2018

8 Growing Higher Margin Segments 2013 YTD Q1 2018 Commercial 47.2% Professional 37.1% Multifamily 15.7% Commercial 26.5% Professional 46.5% Multifamily 27.0% % of Total Revenue

9 Primary Skills Offered Multifamily Revenue Office: (approximately 1/3 of multifamily revenue)  Manager  Assistant Manager  Leasing Agent  Bilingual Leasing Agent Maintenance: (approximately 2/3 of multifamily revenue)  Supervisor  Lead (HVAC)  Assistant  Make Ready (Handyman)  Groundskeeper  Porter Multifamily Operating Income Multifamily (Apartments) ($ in 000’s) 37.8% Increase 53.2% Increase

10 Colorado (1) Kansas (1) New Mexico Arizona (1) California Oklahoma (1) Texas (9) Missouri (1) Louisiana (1) Mississippi Alabama Georgia (2) Florida (4) South Carolina (3) North Carolina (3) Tennessee (2) Kentucky Virginia (2) West Virginia Michigan (1) Ohio (2) Indiana (1) Illinois (2) Iowa Wisconsin (1) Minnesota (1) Arkansas Nebraska Wyoming South Dakota North Dakota Montana Utah (1) Idaho Nevada (1) Oregon Washington Pennsylvania (1) New York Maine New Jersey Rhode Island Connecticut Massachusetts (1) Vermont New Hampshire Delaware Maryland Multifamily (Apartments) Branch Growth 2017 • Detroit • Salt Lake City • New Orleans • Columbus • Milwaukee • Richmond • Cincinnati Planned Growth 2018 • 5 Offices 43 branches located across 23 states

11 Finance & Accounting  Controllers, Accountants & Clerks to Managers Information Technology  SAP ® , Vistex ® , Workday ® , Hyperion ® , PeopleSoft ® , Oracle BI ®  Application Development  Web, Mobile, Client Server, Cloud, Legacy Mainframe  System & Network Services  Project Management, Network Optimization, Engineering, Administration, Desktop Support, Help Desk, Business Analyst, System Architecture, ETL Development Professional ($ in 000’s) Primary Skills Offered Professional Revenue Professional Operating Income 20.4% Increase 25.1% Increase

12 Colorado Kansas New Mexico Arizona California Oklahoma Texas (2) Missouri Louisiana Mississippi Alabama Georgia Florida South Carolina North Carolina (1) Tennessee (3) Kentucky Virginia West Virginia Michigan Ohio Indiana Illinois (2) Iowa Wisconsin Minnesota Arkansas Nebraska Wyoming South Dakota North Dakota Montana Utah Idaho Nevada Oregon Washington Pennsylvania New York Maine New Jersey Rhode Island (1) Connecticut Massachusetts Vermont New Hampshire Delaware Maryland (1) Professional 10 branches located across 6 states

13 Primary Skills Offered Commercial Revenue  Logistics/Warehouse  Call Center Operations  Forklift Drivers  Pickers/Packers  Production Workers  Light Assembly  Light Manufacturing  General Labor Commercial Operating Income Commercial ($ in 000’s) 23.7% Increase $17,731 1.0% Decrease

14 Colorado Kansas New Mexico ** Arizona California Oklahoma Texas (7) Missouri Louisiana Mississippi (2) Alabama Georgia Florida South Carolina North Carolina Tennessee * Kentucky Virginia West Virginia Michigan Ohio Indiana Illinois (1) Iowa Wisconsin (2) Minnesota Arkansas Nebraska Wyoming South Dakota North Dakota Montana Utah Idaho Nevada Oregon Washington Pennsylvania New York Maine New Jersey Rhode Island Connecticut Massachusetts Vermont New Hampshire Delaware Maryland Commercial * Managed out of MS offices ** Managed out of ELP offices 12 branches located across 6 states

15 Build Value / Grow Revenue / Grow Margins Continue to diversify revenue and grow higher margin segments  Industry – skill sets offered  Geography Continue to maintain centralized back office  Target G & A costs between 2.0 – 2.5% of revenue Continue to generate profitable revenue growth  Organically  Acquisitions Strategy

16 Selectively pursue U.S. acquisitions accretive to value and to earnings - based on the following:  Gross margins equal to or greater than the mid 20’s  EBITDA in the $5 million range  New skill set offerings  New geographic regions  Cross-selling opportunities  Staff/personnel culture fit Acquisition Criteria

17 Board of Directors anticipates maintaining its quarterly dividend program (established Q4 ’14) and management is optimistic about the Company’s future growth and increased cash flow Dividend History Q1 ’18 Q4 ’17 Q3 ’17 Q2 ’17 Q1 ’17 Q4 ’16 Q3 ’16 Q2 ’16 Q1 ’16 Quarterly Dividend $0.25 $0.25 $0.25 $0.25 $0.25 $0.25 $0.25 $0.25 $0.25 Adjusted TTM EBITDA $ 25.8m $ 24.5m $ 24.0m $ 23.1m $ 22.2m $ 22.6m $ 22.1m $ 22.0m $ 20.3m Debt $ 43.0m $ 44.1m $ 43.7m $ 40.5m $ 19.7m $ 23.6m $ 19.0m $ 17.6m $ 29.6m Debt / Adjusted TTM EBITDA 1.67x 1.80x 1.82x 1.76x .89x 1.04x .86x .80x 1.46x Adjusted TTM EBITDA Reconciliation: ($ in millions) Net income 7.0$ 5.8$ 9.0$ 8.2$ 7.4$ 6.9$ 6.1$ 6.0$ 6.0$ Interest expense, net 3.6 3.3 3.0 2.8 3.2 4.0 4.5 4.5 3.7 Income tax expense 8.5 8.7 5.3 5.1 4.6 4.3 3.8 3.8 3.8 D preciation and amortization 6.3 6.3 6.3 6.6 6.3 6.7 7.1 6.7 6.2 Share-based compensation 0.4 0.4 0.4 0.4 0.3 0.3 0.4 0.4 0.4 Loss on extinguishment of debt - - - - 0.4 0.4 0.4 0.8 0.4 Change in fair value of put option - - - - - - (0.2) (0.2) (0.2) Adjusted TTM EBITDA 25.8$ 24.5$ 24.0$ 23.1$ 22.2$ 22.6$ 22.1$ 22.0$ 20.3$

18 Source: Quarterly Report on Form 10-Q Balance Sheet April 1, 2018 December 31, 2017 Current assets Cash and cash equivalents -$ -$ Accounts receivable, net 35,018,400 36,707,885 Prepaid expenses 1,803,606 947,968 Income taxes receivable - 190,912 Other current assets 201,862 143,237 Total current assets 37,023,868 37,990,002 Property and equipment, net 2,242,225 2,039,935 Other assets Deposits 3,043,368 2,907,104 Deferred income taxes 6,253,256 6,402,513 Intangible assets, net 36,193,616 37,323,286 Goodwill 17,983,549 17,970,049 Total other assets 63,473,789 64,602,952 Total assets 102,739,882$ 104,632,889$ Current liabilities Long-term debt, current portion, net 3,235,247$ 2,923,699$ Accrued interest 365,818 330,630 Accounts payable 753,965 1,909,612 Accrued payroll and expenses 11,210,316 11,540,806 Accrued workers' compensation 406,788 592,121 Contingent consideration 4,432,984 4,299,184 Other current liabilities - 74,052 Income taxes payable 307,176 - Total current liabilities 20,712,294 21,670,104 Line of credit, net 20,032,312 20,620,352 Long-term debt, net 19,691,716 20,578,970 Contingent consideration 2,224,064 2,178,486 Other long-term liabilities 609,561 450,298 Total liabilities 63,269,947 65,498,210 Preferred stock Common stock 87,640 87,594 Additional paid in capital 37,734,812 37,675,329 Retained earnings 1,647,483 1,371,756 Total stockholders' equity 39,469,935 39,134,679 Total liabilities and stockholders' equity 102,739,882$ 104,632,889$

19 Income Statement (in 000’s, except per share amounts) Source: Quarterly Report on Form 10-Q 2018 2017 Revenues 66,855$ 56,844$ Cost of services 49,546 43,172 Gross profit 17,310 13,671 % of revenue 25.9% 24.1% Selling expenses 10,290 8,099 Contribution to overhead 7,020 5,572 % of revenue 10.5% 9.8% General and administrative expenses 1,689 1,508 Depreciation and amortization 1,296 1,371 Operating income 4,035 2,693 % of revenue 6.0% 4.7% Interest expense 871 559 Income before income taxes 3,164 2,135 Income tax expense 699 833 Net income 2,466$ 1,302$ % of revenue 3.7% 2.3% Net income per diluted share, as reported: 0.27$ 0.15$ Adjusted EBITDA Reconciliation: Net income 2,466$ 1,302$ Interest expense, net 871 559 Income tax expense 699 833 Depreciation and amortization 1,296 1,371 Share-based compensation 67 78 Adjusted EBITDA 5,399$ 4,143$ % of revenue 8.1% 7.3% For the 13 Week Periods Ended April 1, 2018 and March 26, 2017

20 Commercial Professional & Specialty • Light Industrial * • Office/Clerical • Multifamily * • Finance & Accounting * • Information Technology * du  Clinical/Scientific  Education/Library  Engineering/Design  Healthcare  Legal  Marketing/Creative Staffing Industry Segments 1 Source: Staffing Industry Analysts: U.S. Staffing Industry Forecast Update April 18, 2018 * Current market segments for BGSF Combined these temp staffing segments accounted for $123.7 billion in annual sales for FY 20171

21 $119.4 $126.1 $134.6 $138.1 $142.8 $148.3 $153.2 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2013 2014 2015 2016 2017 2018P 2019P U.S. Staffing Industry Forecast – Market Size ($B) Source: Staffing Industry Analysts: U.S. Staffing Industry Forecast April 18, 2018 3% 3% 7% 6% 4% 3% 4%

22 U. S. Staffing Industry Forecast ($B) Source: Staffing Industry Analysts: Daily News – April 18, 2018 $19.1 $72.6 $51.1 $20.2 $76.1 $52.0 $21.2 $79.1 $52.9 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Place & Search Professional/Specialty Commercial 2019P 2018P 2017 2018 Growth 2019 Growth 2% 5% 6% 2% 4% 5%

23 Temp Penetration Rate The temporary penetration rate was at 2.04% for March 2018 Source: Staffing Industry Analysts: Daily News – April 6, 2018 1.95% 1.96% 1.97% 1.98% 1.99% 2.00% 2.01% 2.02% 2.03% 2.04% 2.05% Mar 2016 Jun 2016 Sep 2016 Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 Mar 2018 Temp Penetration 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Temp Penetration (Long-Term)

24 Unemployment Rate Source: Staffing Industry Analysts: Daily News – April 6, 2018. General Unemployment Rate 4.1% College Unemployment Rate 2.20% 4.00% 4.20% 4.40% 4.60% 4.80% 5.00% 5.20% Mar- 2016 Jun- 2016 Sep- 2016 Dec- 2016 Mar- 2017 Jun- 2017 Sep- 2017 Dec- 2017 Mar- 2018 Unemployment Rate 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Mar- 2016 Jun- 2016 Sep- 2016 Dec- 2016 Mar- 2017 Jun- 2017 Sep- 2017 Dec- 2017 Mar- 2018 College Unemployment Rate

25 Investor Relations Terri MacInnis, VP of IR Bibicoff + MacInnis, Inc. 818-379-8500 terri@bibimac.com